UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2024

Streamline Health Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Old Milton Pkwy., Box 1353
Alpharetta, GA 30009
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 997-8732

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	STRM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Streamline Health Solutions, Inc. (the “Company”) held its Special Meeting of Stockholders (the “Special Meeting”) on September 19, 2024. Proxies for the Special Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s proposals. At the Special Meeting, the Company’s stockholders voted upon two proposals. The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on August 19, 2024.

As of the record date for the Special Meeting, there were 63,324,103 shares of the Company's common stock, par value $0.01 per share, outstanding and entitled to vote on each matter presented for vote at the Special Meeting. At the Special Meeting, 51,411,267 shares of common stock, or approximately 81%, of the outstanding shares of common stock, were represented in person or by proxy. A brief description and the final vote results for each proposal follow.

1.
Approval of an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s issued and outstanding shares of common stock at a ratio of any whole number between 1-for-5 and 1-for-15, at any time prior to October 4, 2024, with the exact ratio to be set within that range at the discretion of the Board, without further approval or authorization of the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
50,952,491	412,639	46,137	─

As a result, the proposal was approved.

2.	Approval of the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1:

For	Against	Abstain	Broker Non-Votes
50,844,291	540,375	26,601	─

As a result, the proposal was approved.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STREAMLINE HEALTH SOLUTIONS, INC.

Date: September 19, 2024	By:	/s/ Bryant J. Reeves, III
Bryant J. Reeves, III
Chief Financial Officer